TERMINATION AGREEMENT AND RELEASE
                        ---------------------------------

     This Termination Agreement and Release (the "Agreement and Release"), entered into on ________________ 2006, and effective as of the Effective Date (defined below), by and between Barry M. Donohue ("Executive"), Atlantic Liberty Financial Corp. ("ALFC"), Atlantic Liberty Savings, F.A. ("ALS"), Flushing Financial Corporation ("FFC"), and Flushing Savings Bank, FSB ("Flushing Savings Bank").

     WHEREAS, pursuant to the Agreement and Plan of Merger by and between FFC and ALFC, dated as of December 20, 2005 (the "Merger Agreement"), ALFC will merge with FFC (the "FFC Merger") (the date of closing of the FFC Merger being the "Effective Date"); and

     WHEREAS, Executive is a party to an employment agreement with ALFC dated December 15, 2004 (the "2004 Agreement"), and is also a party to an employment agreement with ALS dated October 16, 2002 (the "2002 Agreement"); and

     WHEREAS, each of the 2002 Agreement and the 2004 Agreement has been modified by an Addendum, each executed as of December 20, 2005 (collectively, the 2002 Agreement, the 2004 Agreement and the Addenda shall be referred to as the "Agreements"); and

     WHEREAS, ALFC, ALS, and Flushing have executed a Settlement Agreement dated as of December __, 2005 (the "Settlement Agreement"), pursuant to which on or before December 31, 2005, ALFC or ALS will make a payment to Executive in the amount of $375,000 in consideration of Executive's execution and delivery of the Letter Agreement; and

     WHEREAS, FFC and Executive have agreed that in exchange for the payments to Executive set forth herein, the Agreements will terminate in their entirety, effective as of the Effective Date, and FFC, Flushing Savings Bank, ALFC and ALS will no longer have any obligation to Executive under the Agreements, other than as set forth herein.

     NOW  THEREFORE,  in  consideration  of the  foregoing  and  other  good and
valuable   consideration   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, it is agreed as follows:

     1. Acknowledgement of Payment, Release and Waiver. In consideration of the payment by ALFC or ALS to the Executive of nine-hundred, sixty-five thousand, six-hundred and thirty-two and 00/100 Dollars ($965,632.00) (less applicable withholding taxes) (the "Termination Payment") on the Effective Date, the Executive, ALFC, ALS, FFC and Flushing Savings Bank hereby agree that the Agreements shall be terminated without any further action of any party hereto. Except as provided below, upon and as a condition of the receipt by Executive of the Termination Payment, Executive, for himself and for his heirs, successors and assigns, hereby releases completely and forever discharges ALFC, ALS, FFC and Flushing Savings Bank, and each of their successors and assigns, from any obligation under the Agreements and paragraph 4 of the Settlement Agreement. Notwithstanding the foregoing, this Agreement and Release shall not affect Executive's rights or benefits under any tax-qualified employee benefit plan of ALFC or ALS or any split dollar insurance arrangement however contemplated or provided for in the Settlement Agreement.

     2. Waiver of Tax Gross-Up. The Executive, ALFC and ALS hereby agree that this Agreement and Release shall apply to release, waive, discharge and otherwise extinguish any obligations of ALFC and ALS (or their successors and assigns) to indemnify the Executive or otherwise provide the Executive with reimbursement for any excise taxes under Section 4999 of the Code and any income and related employment taxes (including penalties and interest), and to hold ALFC and ALS (or their successors and assigns) harmless with respect to any such amounts as contemplated by the provisions of Section 11, "Additional Payments Related to a Change in Control," of the 2004 Agreement, provided, however, that the provisions of this Section 2 shall only become effective upon the Effective Date. Notwithstanding anything herein to the contrary, the Executive, ALFC and ALS (or their successors and assigns) understand and agree that this Agreement and Release shall not apply to release, discharge or otherwise extinguish any obligations of ALFC or ALS (or their successors and assigns) to indemnify or otherwise reimburse the Executive for any excise taxes under Section 4999 of the Code in the event that the transactions contemplated by the Merger Agreement are not consummated in accordance with the express terms of the Merger Agreement. In the event that the transactions contemplated by the terms of the Merger Agreement are not consummated, the Executive, ALFC and ALS agree that the provisions of this Section 2 shall have no further effect and become inoperative, but the provisions of Section 1 hereof shall remain operative as written above.

     3. General Provisions.

     (a) Heirs, Successors and Assigns. The terms of this Agreement and Release shall be binding upon the parties hereto and each of their respective heirs, successors and assigns.

     (b) Final Agreement. This Agreement and Release, the Settlement Agreement and the Non-Competition Agreement referred to therein and attached thereto as Exhibit A represent the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior understandings, written or oral. The terms of this Agreement and Release may be changed, modified or discharged only by an instrument in writing signed by the parties hereto. Notwithstanding anything herein to the contrary, the provisions of the Settlement Agreement and the Non-Competition Agreement referred to therein and attached thereto as Exhibit A shall survive the execution and delivery of this Agreement and Release.

     (c) Governing Law. This Agreement and Release shall be construed, enforced and interpreted in accordance with and governed by the laws of the State of New York, without reference to its principles of conflicts of law.

     (d) Counterparts. This Agreement and Release may be executed in one or more counterparts, each of which counterpart, when so executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

     (e) Severability. Any term or provision of this Agreement and Release which is held to be invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement and Release.


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

     (f) Binding Agreement. The Executive acknowledges that by his free and voluntary act of signing below, the Executive agrees to all the terms of this Agreement and Release and intends to be legally bound thereby.

     (g) Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators, one of whom shall be selected by FFC, one of whom shall be selected by Executive and the third of whom shall be selected by the other two arbitrators. The panel shall sit in a location within fifty
(50) miles from the location of the Company, in accordance with the rules of the Judicial Mediation and Arbitration System (JAMS) then in effect. Judgment may be entered on the arbitrators award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Effective Date during the pendency of any dispute or controversy arising under or in connection with this Agreement and Release.

     (h) If FFC does not pay the second installment of the payment due under the Non-competition Agreement on the first anniversary of the effective date of the merger of ALFC into FFC other than pursuant to any cut back as provided in paragraph 8 of the Settlement Agreement, all reasonable legal fees paid or incurred by Executive in order to compel such payment shall be reimbursed by FFC, provided that the dispute has been settled by Executive and FFC or resolved in Executive's favor.

                            [signature page follows]


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


     IN WITNESS WHEREOF, the parties hereto have signed this Agreement and Release.



EXECUTIVE                                   DATE



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ATLANTIC LIBERTY FINANCIAL CORP.            DATE



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By:


ATLANTIC LIBERTY SAVINGS, F.A.              DATE



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By:


FLUSHING FINANCIAL CORPORATION              DATE



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By:


FLUSHING SAVINGS BANK, FSB                  DATE



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By:

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